Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the thirty-nine weeks ended September 27, 2025 (the "Report") of Hillman Solutions Corp. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof; I, Robert O. Kraft, the Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Robert O. Kraft
Name: Robert O. Kraft
Date:	November 4, 2025